CONTENT


I.     BACKGROUND


II.    NUMBER OF SHARES


III.   PLAN EXECUTION


IV.    EXERCISE OF THE OPTION


V.     MAXIMUM BENEFIT


VI.    TERM OF THE PLAN

                                 I. BACKGROUND

WHAT IS AN OPTION PLAN?

It is a Plan by means of which Elektra has put aside part of its shares to offer them to its key employees in preferential conditions and prices.

WHAT IS ITS PURPOSE?

That Key Employees become shareholders of Elektra.

A shareholder endeavors to always obtain the highest earnings and tries to maintain expenses at their minimum level, this may allow the company to have profits.

The success of the Option Plan consists of participants who can think and act as shareholders. If this is obtained:

Elektra wins profits since these will be higher each year in a 25% or more.

While You win the possibility of forming a patrimony throughout the course of five years.

DOES THE PLAN HAVE LEGAL SUPPORT?

--------------------------------------------------------------------------------
Policy: The Options Plan is legally constituted through a Trust (with number F/6114) managed by Banco del Atlantico, S.C., which guarantees that the shares are not directed to purposes different from the sale to Elektra's employees, in the preferential conditions and prices set forth in such Options Plan.
--------------------------------------------------------------------------------

In your case, Banco del Atlantico, S.A. will register you within Trust F/6114. Such registration guarantees your participation in the Options Plan. Likewise, Banco del Atlantico, S.A. will open an individual account within the Trust which will include all the movements you make with your shares.

WHO MANAGES THE OPTIONS PLAN?

--------------------------------------------------------------------------------
Policy: The Administration of the Plan will be entrusted to a TECHNICAL COMMITTEE. Such Committee develops the provisions that govern the Plan (Participants, Conditions, Price, Term, Duration, etc.) and is the only one authorized to operate it, review it or modify it.
--------------------------------------------------------------------------------


The members of the TECHNICAL COMMITTEE of the Plan are:

Proprietary Members                                   Alternate Members

Ricardo Salinas Pliego                            Gabriel Roqueni Rello
Pedro Padilla Longoria                            Pablo Santa Maria Gonzalez
Luis Echarte Fernandez                            Enrique Fernandez Tijerina
Gustavo Vega Vazquez

                              II. NUMBER OF SHARES

HOW MANY SHARES I AM ENTITLED TO?

The following elements are taken into account to determine it:

First:        Your Duty
Second:       The date in which you take Office
Third:        Your annual income
Fourth:       Conversion Factor
Fifth:        Share Price
Sixth:        Total Package of Shares
Seventh:      Term of the Plan
Eighth:       Fiscal Year

First:  Your Duty

--------------------------------------------------------------------------------
Policy:  Personnel has the right to options in the following positions:
o   Store Manager
o Sales Regional Manager or its equivalent in the Central Administration that is the Department Manager
o Sales Area Manager or its equivalent in the Central Administration that is the Area Manager
--------------------------------------------------------------------------------

In your case, since You occupy the position of Department Manager you have the right to participate in the Plan.

Second:  The date in which you take Office as Department Manager



--------------------------------------------------------------------------------
Policy:  Personnel has the right to Options:
o   Those who entered the Plan as of December 31st, 1995
o If the employee occupied an eligible position after December 31st, 1995, he has no right to Options.
--------------------------------------------------------------------------------

In your case, you occupy the position of Department Manager prior to December 31st, 1995, therefore you have the right to Options.

Third:  Your annual income $

--------------------------------------------------------------------------------
Policy: Your annual income, for the purposes of the Plan, is produced by the amount of:
o   Wages
o   Savings Fund
o   Daily Provisions
o   Bonds
o   Gratuity
o   Vacation Bonus
o   Any other Income in Cash
All the above concepts are considered before taxes.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Policy:  The Annual Income that  is considered will be the following:

Entrance to Elektra                                  Annual Income $

Before January 1st., 1993                        Incomes Jan.-Dec. 1993
Between Jan. 1st.-Dec. 31st., 1993         Incomes Jan.-Dec. 1994
Between Jan. 1st.-Dec. 31st., 1994         Incomes Jan.-Dec. 1995
Between Jan. 1st.-Dec. 31st., 1995         Annual Compensation Package
--------------------------------------------------------------------------------

In your case, since you occupy the position of Department Manager and you entered Elektra in Oct.-29-90, then we take into account your 1993 Annual Income of $40,833.00.

Fourth:  Conversion Factor

--------------------------------------------------------------------------------
Policy: The higher the seniority of the person, the higher the Amount of his Options.
--------------------------------------------------------------------------------

In your case, since you occupy the position of Department Manager and you entered Elektra in Oct.-29-90 the corresponding Factor is 1.50.

--------------------------------------------------------------------------------
Policy: The Conversion Factor multiplies the Annual Income to define the Base in $ that will determine your Total Package of Shares.
--------------------------------------------------------------------------------

In your case:

Your annual income is      40,833.00 X 1.50 (Conversion Factor) =
                           $61,250.00 (Base of the Package)

Fifth:  Share Price

--------------------------------------------------------------------------------
Policy:  If your entrance to Elektra was:
o   Before Jan. 1st, 1994, the share price will be of $25.00
o   Before Jan. 1st, 1995, the share price will be of $32.50
o   Before Jan. 1st, 1996, the share price will be of $40.00
--------------------------------------------------------------------------------

In your case, you entered Elektra in Oct.-29-90, your share price is $25.00.

--------------------------------------------------------------------------------
Policy: The price is frozen during the time in which the Plan is in effect, i.e, 5 years, without taking into account the Real Price that the Share has in the market.

This preferential condition is only granted to Participants of the Options Plan
--------------------------------------------------------------------------------

Sixth:  Total Package of Shares

--------------------------------------------------------------------------------
Policy: The base of the Package is divided by the Share Price, to determine the Total Package of Shares
--------------------------------------------------------------------------------

In your case:

Your base is of $61,250.00 divided by $25.00 =
                  2,450 CPO'S (Total Package of Shares)

--------------------------------------------------------------------------------
Policy: The shares are expressed in CPO'S that means "Certificate of
Ordinary Participation" and is an instrument that groups shares.
--------------------------------------------------------------------------------


Seventh:  Term of the Plan

--------------------------------------------------------------------------------
Policy: The Plan will have a five-year term and the Participant may dispose of a Fifth Part each year.
--------------------------------------------------------------------------------

In your case, you entered Elektra in Oct.-29-90, your Plan begins on February 28, 1995 and the same will terminate on February 28, 1999.

Eighth:  Fiscal Year

--------------------------------------------------------------------------------
Policy: The Total Package of Shares is divided between 5 years and the result is the number of CPO'S (Shares) to which the Participant is entitled to each year.
--------------------------------------------------------------------------------

In your case, your Total Package of Options is of 2,450 CPO'S divided in 5 years = 490 CPO'S that is the Number of CPO'S that you may be entitled to each year.

Answering your initial question, how many shares I am entitled to?, the Program of your Options Plan is the following:


                       Fiscal Year        Number of CPO'S

                          1995                   490
                          1996                   490
                          1997                   490
                          1998                   490
                          1999                   490
                          TOTAL                2,450

ARE THERE ANY CIRCUMSTANCES IN WHICH MY PROGRAM CAN BE MODIFIED?

Yes

--------------------------------------------------------------------------------
Policy: So that the Participant has the right to exercise its Annual Option, Elektra must obtain each year while the Plan lasts a minimum increase in its profit of 25%, based on the following table:
--------------------------------------------------------------------------------


        Elektra Profit                         Percentage to be Exercised

         From 29% on                               100% of the Option
      Between 25 and 29%                           85% of the Option
        Less than 25%                           Its Exercise is deferred

"In order to obtain such objective, it is required that each Participant of the Plan be efficient and productive, summing up the individual efforts will determine whether the goal is reached or not, since if it is not reached, your Program is modified".

Example:

     Year     Business    Percentage to          CPO'S                CPO'S
               Profit     Be Exercised      According to the     To be exercised
                                            Original Program          Real

     1995       29%           100%                490                  490
     1996       27%            85%                490                  416
     1997       30%           100%                490                  490
     1998       26%            85%                490                  416
     1999       28%            85%                490                  416

  TOTAL                                         2,450                2,229

As you can see, the benefit that you may acquire from your options depends on your performance and efforts and teamwork. The example shows that your Total Program of 2,450 CPO'S can be reduced (2,229 CPO'S) if the target of annual profit growth is less than 29%.

--------------------------------------------------------------------------------
Policy: The annual exercise of the Options is not a guarantee, it has to reach at least 25% of the Business Profit in order to be exercised.
--------------------------------------------------------------------------------

Now, if at least 25% of the profit growth of the enterprise is not reached, that year you don't have the right to exercise anything, and your exercise is deferred for the following immediate year:

Example:

     Year    Business    Percentage to be   CPO'S according to     CPO'S to be
              Profit        Exercised          the Program          Exercised

     1995       29%           100%                490                  490
     1996       27%            85%                490                  416
     1997       30%           100%                490                  490
     1998       26%            85%                490                  416
     1999       20%      It is deferred           490                    0
     2000       28%            85%                  0                  416

            TOTAL                               2,450                 2,229

                               III. PLAN EXECUTION

WHAT REQUIREMENTS DO I HAVE TO COMPLY IN ORDER TO EXERCISE MY OPTIONS?

--------------------------------------------------------------------------------
Policy: The Participant will have the right to Options provided that he has formalized its entrance to the Plan, by means of the following documents:

o   Individual letter of Acceptance
o   Option of Sales Purchase Agreement
--------------------------------------------------------------------------------

These documents guarantee your entrance to the Plan, so you have to read them, fill them out and sign them in an original version and in its copy. Whenever you have finished doing that, you will send them to Human Resources, to the attention of Carmen Lopez Caballero, ext. 4812.

The original will become part of your particular file in "Trust F/6114" of Banco del Atlantico, S.A., the signed copy will be send to you again so that you may preserve it.

WHAT IS THE INDIVIDUAL LETTER OF ACCEPTANCE?

This document represents the TECHNICAL COMMITTEE approval of the Plan, which is the authority that manages it, so that you may obtain its benefits.

In your case, your Individual Letter of Acceptance includes the date in which you may begin to exercise: February 28, 1995, your Total Package of Options:
2,450 CPO'S, the number of Annual CPO'S that you may exercise: 490
CPO'S and the fixed price in which each CPO will be sold: $25.00, as well as the signature of the representative of the TECHNICAL COMMITTEE, as an endorsement on behalf of Elektra.

WHAT IS THE OPTION OF SALES PURCHASE AGREEMENT?

It is a Legal Administrative Instrument by means of which Elektra, through "Trust F/6114" commits itself to sell you shares.

In your case, your Option of Sales Purchase Agreement includes in one of its clauses the date in which you may begin to exercise: February 28, 1995, your Total Package of Options: 2,450 CPO'S, the annual number of CPO'S to which you are entitled to: 490 CPO'S and the fixed price to which each CPO will be sold: $25.00, as well as the signature of the Authorized Officer that is the representative of Banco del Atlantico, S.A., as endorsement on behalf of the Trust.

--------------------------------------------------------------------------------
Policy: The Participant must determine its Particular Domicile for legal effects in the Option of Sales Purchase Agreement.
--------------------------------------------------------------------------------

In your case, you will find in your Option of Sales Purchase Agreement, your domicile, which was taken from the information system of Human Resources or else, if your domicile was not found, the domicile of Elektra's central facilities was placed in the agreement.

In the event of error or else, to substitute Elektra's domicile for your real domicile, we ask you to fill the "Change of Domicile" Form drafted for such purpose and to send it immediately to Human Resources.

                           IV. EXERCISE OF THE OPTION

WHAT IS THE EXERCISE OF THE OPTION?

Once you are incorporated in the Plan and you obtain the right over the shares in a particular year, you have three "options":

One:   To accumulate your shares, in order to form a Long-term Patrimony.
Two:   To buy them.
Three: To sell them.

The exercise of the option consists in choosing one of these three alternatives.

WHAT DO I HAVE TO DO IF I WANT TO ACCUMULATE MY SHARES?

You don't have to fill out any form and, best of all, you don't have to pay any interest because of not buying them or putting them on sale.

As you can see, to preserve them there is no cost and it may allow you to form a Long-Term Patrimony.

WHAT DO I HAVE TO DO IF I WANT TO BUY MY SHARES?

--------------------------------------------------------------------------------
Policy: The Participant may acquire the Shares over which he has generated rights, in the moment the Participant desires it and after paying 100% of the preferential price for each CPO he desires to buy.
--------------------------------------------------------------------------------

In your case, you will have to fill the "Purchase or Exercise of CPO'S" Form and send them to Human Resources, indicating which will be the way in which you will pay each CPO you want to purchase, and in this way, you may preserve in your power the purchased CPO'S or you may leave them in the Trust Patrimony.

MAY I SELL MY SHARES IN THE MOMENT I DESIRE?

--------------------------------------------------------------------------------
Policy: The Participant may sell Shares only in the last five business days of February, May, August and November of each year. Sale Instructions are not accepted besides the established dates.
--------------------------------------------------------------------------------

HOW MANY SHARES CAN I SELL EACH YEAR?

--------------------------------------------------------------------------------
Policy: The Participant may sell the corresponding CPO'S to options over which he has generated rights.
--------------------------------------------------------------------------------

In your case, you will have the right to exercise CPO'S corresponding to the fiscal year and CPO'S corresponding to the fiscal year. The remnant CPO'S may be sold until you have generated rights over them and always after February 28 of each year.

--------------------------------------------------------------------------------
Policy: The Participant may sell yearly all or part of the CPO'S accrued to which he is entitled to in the date of its exercise.
--------------------------------------------------------------------------------

In your case, you may sell for example: 490, and inclusively the total amount of 980

--------------------------------------------------------------------------------
Policy:  The Participant may preferentially sell lots of 1,000 CPO'S.

Policy: If the Participant wishes to sell fractions he may do it, knowing that the price that is paid for them will be inferior to those applied to lots of 1,000 CPO'S and the time of sale will be indefinite.
--------------------------------------------------------------------------------

In your case, if your Fiscal Year is of 490 Annual CPO'S, you may sell them provided that there are more participants whose fiscal year is less that 1,000 CPO'S, in such a manner that while summing them up you may group lots of 1,000 and offer them in the market. Since, if you decide to sell 490 CPO'S, you will difficulty find purchase offer in the Securities Market, where lots inferior to 1000 CPO'S are less demanding. In which case, the offered prices are relatively low and the time to sell them is very long.

However, if you want to sell fractions of CPO's you may sell them.

Now, if you decide to exercise individually your sale with your fractions, we suggest you to accrue them until you meet a lot of 1,000 CPO'S, in that case you can obtain the benefit you are expecting.

WHAT CAN I DO TO SELL MY SHARES?


--------------------------------------------------------------------------------
Policy: To exercise the Annual Option, it is required to deliver to Human Resources the "Instructions to Sell in the Market" Form, duly completed and signed, since under no circumstances, oral instructions of sale will be accepted.
--------------------------------------------------------------------------------

In your case, if you desire to sell your shares, you must fill out the "Instructions to Sell in the Market" Form, stating the Total Number of CPO'S to be sold.

The "Instructions to Sell in the Market" Form must be delivered to Human Resources in order to be authorized by the TECHNICAL COMMITTEE of the Plan.

HOW MANY ALTERNATIVES DO I HAVE TO SELL MY SHARES IN THE MARKET?

--------------------------------------------------------------------------------
Policy: The Participant may decide if he sells his shares at the Market Price or else at a Limited Price.
--------------------------------------------------------------------------------

Sale at a Limited Price:

Means that you establish a price in which the shares must be sold and that you don't accept the operation at a lesser price. The prices must be fixed in multiples of five cents. This is based on the rules of operation of the Securities Market.

In your case, if you decide to sell under this alternative you must group a lot of 1,000 CPO'S and fix a price, for example $52.00, considering that the cents marked are multiples of 5 cents. The sale cannot be registered in a price of $52.57 or else of $52.98, for example.

In this way you may be certain of which will be the amount of your benefit, but at the same time you have to wait the necessary time so that the Market pays the price you are fixing.

In your case, if you decide to sell from your first fiscal year 490 CPO'S, the price in which you can sell them you will know it until the operation in the Market is carried out. This operation will verify provided that there are more participants that want to sell their fractions and lots of 1,000 CPO'S are assembled, but if you decide to sell individually the sale will be carried out in an unlimited period time and under a very low price.

Considering this alternative you may obtain cash in a term theoretically shorter than if you sell them at a Limited Price, since even though you continue depending on the market conditions, it is possible that with prices relatively low there exist more number of purchasers.

HOW CAN I PAY THE SHARES THAT I SELL?

--------------------------------------------------------------------------------
Policy: Each time a Participant desires to exercise its option, the participant must sign a Promissory Note that covers the Payment of its Option. Once the sale in the market is carried out, the Promissory Note looses all its legal effects and will be returned to the Participant.
--------------------------------------------------------------------------------

In your case, either you sell your shares at a Limited Price or at a Market Price you must sign a Promissory Note for the following amount:

If you decide to sell from your First Fiscal Year 490 CPO'S, you must pay per each CPO, the preferential price that Elektra grants you of $25.00, in this sense the amount of the Promissory Note will be of $12,250.00.

CPO'S                               490
CPO PRICE                  X         25.00
                                     -----
PROMISSORY NOTE            =        $12,250.00

Upon the signature of the Promissory Note, you may not have to obtain or dispose of your money to pay the Purchase Option and at the moment in which your shares are sold, the Promissory Note will be returned to you loosing all its legal effect.

IS THERE ANY COMMISSION TO THE STOCK EXCHANGE APPLIED OVER THE SALE OPERATION?

Yes, the Stock Exchange while performing the operation will discount you from the amount of the sale a % that actually is of .85%. Additionally it will discount you 15% tax over the commission of .85%.

WHEN DO I OBTAIN PHYSICALLY THE AMOUNT FOR MY BENEFIT?

--------------------------------------------------------------------------------
Policy: Executed the operation, Banco del Atlantico will inform Human Resources, the sale price of the operated volume, 24 hours after its execution. Policy:
After the operation is executed, Banco del Atlantico will deliver Human Resources the corresponding check of the employee benefit, discounting the Payment of the Option and the Stock Exchange commission, 2 business days after.
--------------------------------------------------------------------------------

In your case, considering the Sale at a Market Price of 490 CPO'S, at $52.00, you may obtain a check for the amount of your benefit, in the following logistic:

2 business days so that the TECHNICAL COMMITTEE sign the Instruction of Market Sale signed by you priory and instruct the Stock Exchange to carry out the sale.

+ The necessary time so that according to the market conditions the sale is executed.

+ 2 business days so that the TECHNICAL COMMITTEE receives from the Stock Exchange the corresponding check and we will deliver it to you through Human Resources.

In the event that the sale is carried out at a Limited Price, the conditions to receive your benefit are exactly the same.

                               V. MAXIMUM BENEFIT

HOW MUCH CAN I PROFIT FROM MY SHARES?

The following example may let you have an idea of your benefit. Assuming you are selling 490 CPO'S at a Market Price of $52.00, your benefit will be the following:

FISCAL YEAR


---------------------------------------------------------------------------------------------------
     Fiscal Year                         Price of the Market                     Amount of Sale in
         1995                                 (assumed)                             the Market
        CPO'S                 X                   $                  =                   $
                                                52.00                                25,480.00
         490
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Amount of Sale in the                       Commission +                            Net Amount
        Market                              VAT $25,480 x                                $
          $                   -               .85%=217
        25,480                                       +               =
                                            217x15% = 32
                                                     =
                                                         249                         25,231.00
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
     Fiscal Year                             Price per                            Promissory Note
         1995                                 each CPO                                   $
        CPO'S                 X                   $                  =
                                                                                     12,250.00
         490                                    25.00
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
      Net Amount                             Promissory                              Benefit
          $                                     Note
                              -                   $                  =                   $

        25,231                                12,250.00                              12,981.00
---------------------------------------------------------------------------------------------------

WHAT IS MORE CONVENIENT FOR ME TO SELL OR TO PRESERVE MY SHARES?


The Options Plan renders you the opportunity to obtain cash year after year, moreover it offers you a way to form a patrimony if you preserve your shares at the end of your Plan.

The following example may help you to take a decision.

Suppose that during five year term the Plan, you sell 490 CPO'S each year; the table shows what is your benefit each year, assuming a certain price of the share in the market (these are only estimates, since it is impossible to predict the exact value).

   Year    Annual           Market         Commission +        Payment of the        Benefit
            CPO'S            Value             VAT                 Option
                           (assumed)            $              Promissory Note
                               $                                      $                 $
   1995      490     X       46.00      -     192+29       -       12,250        =    10,070
   1996      490     X       52.00      -     217+32       -       12,250        =    12,981
   1997      490     X       58.00      -     242+36       -       12,250        =    15,892
   1998      490     X       64.00      -     267+40       -       12,250        =    18,803
   1999      490     X       70.00*     -     292+44       -       12,250        =    21,715

TOTAL                       ACCRUED                     BENEFIT                     1995-1999
79,460


As you may see, as time goes by your shares acquire more value, if you decide to exercise your Options at the end of your Plan you will acquire a higher Patrimony to the resulting amount of the Accrued Benefit 1995-1999, as we are showing you hereinafter:

In your case, considering your Total Package of Options of 2,450 CPO'S, from which you decide to sell 2,450 CPO'S at a Market Price of $70.00 (*), at the end of your Plan, i.e., after February 28, 1999, the Patrimony to be acquired will be:


EXERCISE AT THE END OF THE PLAN

---------------------------------------------------------------------------------------------------
    Total Package                         Price per each CPO                       Promissory Note
        CPO'S                                      $                                      $
                              X                  25.00               =               61,250.00
        2,450
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        Total                            Fixed Price in 1999                    Amount Fixed Sale
       Package                               (supposed) $                                $
        CPO'S                 X
        2,450                                  70.00 (*)             =              171,499.00
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Amount of Fixed Sale                        Commission +                           Net Amount
          $                                       VAT                                    $
                              -                    $
      171,499.00                                                     =
                                              1,458.00 +
                                                219.00                              169,822.00
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
      Net Amount                              Promissory                          Long Term
          $                                       Note                            Patrimony
                              -                    $             =                    $
      169,822.00                               61,250.00                          108,573.00
---------------------------------------------------------------------------------------------------


The existing difference between the Accrued Benefit 1995-1999 and the Patrimony that you may acquire is the following:

                                                Benefit                 %
      Patrimony to Obtain in 1999             $108,573.00              100
       Accrued Benefit 1995-1999              $79,460.00               73

               Difference                     $29,112.00               27



In the event, your decision is to sell at a Limited Price, the only thing you have to do to know the amount of your benefit is to substitute the "Market Price" for the price in which the operation in the Securities Market is closed.

WHEN DOES THE SALE PROCESS OF MY OPTIONS CONCLUDE?

--------------------------------------------------------------------------------
Policy: When a Participant has decided to sell its Option then he must sign the Resignation Letter of the CPO'S sold.
--------------------------------------------------------------------------------

In your case, if you have sold from your first fiscal year 490 CPO'S you must sign a Resignation Letter for the CPO'S sold.

The Letter of Resignation includes all the market conditions that you established for the sale, as well as its result.

Likewise, it includes the Cash Check Number that we will deliver you for the amount of your benefit.

Once the Resignation Letter is signed, Human Resources will deliver you the check for the amount of your benefit, as well as the Promissory Note you signed for the Payment of your Option, concluding in this way your sale process.

                               VI. END OF THE PLAN

WHY CAN'T I BE A PARTICIPANT OF THE PLAN?

--------------------------------------------------------------------------------
Policy: Each Participant that resigns from his work in our enterprise will have the right to exercise the options that were not sold and that are accrued since his entrance in the Plan and until the date of his separation from the enterprise, provided that there no is robbery, fraud or confidence abuse from your part towards the enterprise.
--------------------------------------------------------------------------------

In your case, if you decide to leave your work from our enterprise and since you have not exercised any option you will have the right to 980 CPO'S equivalent to 1995 and 1996 Fiscal Years, provided that no act of fraud is registered.

                                                                   June 21, 2000


    The undersigned does hereby represent and certify that the above Employee CPO Purchase Plan is a fair and accurate representation of the original Plan de Compra de CPOs Para Los Funcionarios y Empleados.



                                                   Grupo Elektra, S.A. de C.V.


                                                   By: /s/ Ricardo Martinez Cruz
                                                       -------------------------